CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Investor Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 3.8% of the mortgage loans do not provide for any payments of principal in the first five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	297
Total Outstanding Loan Balance	$54,839,747*	Min	Max
Average Loan Current Balance	$184,646	$23,964	$748,320
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	7.66%	6.00%	14.13%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.98%
Weighted Average Margin	6.39%	3.25%	9.25%
Weighted Average FICO (Non-Zero)	649
Weighted Average Age (Months)	3
% First Liens	99.9%
% Second Liens	0.1%
% Arms	92.4%
% Fixed	7.6%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$55,000,000] of the total [$900,000,100] in collateral will be made up of Investor loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.51 - 6.00	1	518,439	0.9	6.00	80.0	729
6.01 - 6.50	15	4,378,260	8.0	6.33	78.3	662
6.51 - 7.00	25	6,639,139	12.1	6.84	80.7	674
7.01 - 7.50	58	14,050,028	25.6	7.29	80.3	663
7.51 - 8.00	79	15,959,643	29.1	7.78	81.1	647
8.01 - 8.50	37	4,826,473	8.8	8.25	82.2	641
8.51 - 9.00	43	5,358,715	9.8	8.73	80.7	620
9.01 - 9.50	14	1,241,023	2.3	9.30	84.0	590
9.51 - 10.00	12	1,196,733	2.2	9.75	78.8	583
10.01 - 10.50	5	324,449	0.6	10.30	80.7	588
10.51 - 11.00	1	67,948	0.1	10.69	80.0	565
11.51 - 12.00	1	24,605	0.0	11.60	70.0	532
12.01 - 12.50	3	118,436	0.2	12.48	76.8	592
12.51 - 13.00	2	98,658	0.2	12.67	60.4	538
14.01 - 14.13	1	37,200	0.1	14.13	65.0	580
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
504 - 525	7	684,236	1.2	9.97	79.3	514
526 - 550	13	1,822,997	3.3	8.41	71.4	539
551 - 575	17	2,917,731	5.3	8.40	75.3	558
576 - 600	31	4,719,142	8.6	8.04	75.6	590
601 - 625	40	7,800,891	14.2	7.85	78.9	614
626 - 650	44	8,380,927	15.3	7.48	81.5	640
651 - 675	55	11,438,959	20.9	7.34	84.5	665
676 - 700	43	7,432,937	13.6	7.56	80.1	686
701 - 725	21	5,794,287	10.6	7.43	81.5	709
726 - 750	13	2,155,214	3.9	7.25	83.5	738
751 - 775	8	911,832	1.7	7.82	87.4	758
776 - 800	4	605,262	1.1	7.49	87.4	789
801 - 802	1	175,332	0.3	6.20	90.0	802
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
23,964 - 50,000	12	436,576	0.8	11.22	74.6	612
50,001 - 100,000	95	6,818,192	12.4	8.35	79.3	648
100,001 - 150,000	59	7,402,584	13.5	7.96	81.0	643
150,001 - 200,000	32	5,612,809	10.2	7.78	82.8	639
200,001 - 250,000	30	6,854,597	12.5	7.77	78.2	626
250,001 - 300,000	16	4,389,667	8.0	7.56	78.5	638
300,001 - 350,000	17	5,598,751	10.2	7.42	79.6	652
350,001 - 400,000	7	2,606,398	4.8	7.02	80.7	670
400,001 - 450,000	9	3,822,638	7.0	7.27	81.9	670
450,001 - 500,000	8	3,809,243	6.9	7.53	84.2	649
500,001 - 550,000	3	1,561,903	2.8	7.07	83.3	673
550,001 - 600,000	2	1,193,638	2.2	7.25	76.8	667
600,001 - 650,000	3	1,919,277	3.5	7.30	84.7	669
650,001 - 700,000	2	1,346,315	2.5	6.50	89.7	661
700,001 - 748,320	2	1,467,159	2.7	7.30	74.6	708
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
23.95 - 50.00	7	609,865	1.1	7.74	35.2	608
50.01 - 55.00	3	638,994	1.2	7.20	52.7	642
55.01 - 60.00	10	1,808,296	3.3	7.70	56.9	608
60.01 - 65.00	11	1,441,096	2.6	8.06	63.3	594
65.01 - 70.00	24	5,416,188	9.9	7.92	69.1	647
70.01 - 75.00	16	3,714,775	6.8	7.16	74.5	627
75.01 - 80.00	74	13,774,562	25.1	7.60	79.9	647
80.01 - 85.00	58	9,642,446	17.6	7.80	84.9	650
85.01 - 90.00	88	17,234,580	31.4	7.63	89.9	666
90.01 - 95.00	6	558,944	1.0	8.10	95.0	698
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	74	15,412,533	28.1	7.78	81.9	659
1.0	25	5,964,857	10.9	7.74	78.6	641
2.0	146	25,260,962	46.1	7.59	81.0	643
3.0	49	7,999,817	14.6	7.58	79.3	660
5.0	3	201,577	0.4	8.38	50.8	628
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	141	26,597,494	48.5	7.49	83.0	649
Reduced	70	13,148,894	24.0	7.86	82.5	655
No Income/ No Asset	1	63,005	0.1	9.99	70.0	646
Stated Income / Stated Assets	85	15,030,355	27.4	7.79	74.9	645
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Investor	297	54,839,747	100.0	7.66	80.6	649
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	61	19,993,388	36.5	7.28	77.0	648
New York	25	5,099,474	9.3	7.82	82.2	656
Florida	31	5,086,830	9.3	7.98	83.7	649
Illinois	19	2,945,378	5.4	7.89	78.0	616
Virginia	13	2,590,868	4.7	7.79	87.4	659
Arizona	20	2,294,520	4.2	8.11	85.9	648
Nevada	14	2,207,795	4.0	7.44	80.9	637
Maryland	10	2,061,478	3.8	7.33	83.9	654
Colorado	8	1,582,384	2.9	7.62	84.3	682
Michigan	16	1,279,446	2.3	8.85	77.5	654
Oregon	6	965,288	1.8	7.83	85.3	673
Ohio	9	842,175	1.5	8.22	82.4	624
Hawaii	2	765,140	1.4	7.07	79.1	684
New Jersey	4	655,219	1.2	7.89	82.2	638
Georgia	5	576,174	1.1	7.40	86.1	655
Other	54	5,894,191	10.7	8.13	82.3	652
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	169	31,189,000	56.9	7.70	84.1	659
Refinance - Rate Term	8	1,083,704	2.0	7.73	64.1	600
Refinance - Cashout	120	22,567,044	41.2	7.61	76.7	638
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	3	714,083	1.3	7.32	78.8	652
Arm 2/28	221	41,431,736	75.6	7.65	81.4	648
Arm 2/28 - Balloon 40/30	11	2,926,947	5.3	7.70	79.8	641
Arm 3/27	20	3,563,107	6.5	7.59	81.8	660
Arm 5/25	6	1,505,157	2.7	7.32	73.2	630
Arm 6 Month	2	529,178	1.0	7.79	85.0	648
Fixed Balloon 30/15	3	105,387	0.2	11.75	83.8	654
Fixed Rate	31	4,064,153	7.4	7.88	74.4	673
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	204	37,336,100	68.1	7.65	80.1	648
2 Family	32	6,545,481	11.9	7.61	81.9	649
Condo	33	4,953,243	9.0	7.78	83.8	653
3-4 Family	19	4,771,187	8.7	7.66	78.4	658
PUD	9	1,233,736	2.2	7.85	85.5	660
Total:	297	54,839,747	100.0	7.66	80.6	649

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	2	767,491	1.5	7.16	84.3	738
4.01 - 4.50	6	840,301	1.7	7.63	80.6	645
4.51 - 5.00	4	240,231	0.5	8.93	87.2	683
5.01 - 5.50	9	2,533,866	5.0	6.92	82.5	658
5.51 - 6.00	76	17,393,115	34.3	7.40	82.2	661
6.01 - 6.50	25	5,291,464	10.4	7.25	82.1	647
6.51 - 7.00	103	18,784,057	37.1	7.90	79.5	635
7.01 - 7.50	10	1,910,691	3.8	7.88	76.1	611
7.51 - 8.00	9	1,354,844	2.7	7.98	81.6	626
8.01 - 8.50	7	864,620	1.7	8.72	85.9	618
8.51 - 9.25	12	689,529	1.4	9.43	86.4	692
Total:	263	50,670,207	100.0	7.64	81.1	648

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	3	124,809	0.2	11.54	68.5	604
4 - 6	6	863,300	1.7	8.76	79.0	626
7 - 9	1	199,544	0.4	9.29	85.0	533
10 - 12	2	514,539	1.0	6.56	76.4	698
16 - 18	1	147,873	0.3	8.63	90.0	642
19 - 21	141	27,157,118	53.6	7.62	82.3	648
22 - 24	85	16,694,965	32.9	7.65	80.0	647
31 - 33	9	1,765,769	3.5	7.50	83.8	652
34 - 36	9	1,697,134	3.3	7.46	80.5	670
37 >=	6	1,505,157	3.0	7.32	73.2	630
Total:	263	50,670,207	100.0	7.64	81.1	648

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.50	1	368,000	0.7	6.50	80.0	672
11.51 - 12.00	5	1,577,619	3.1	6.58	82.6	719
12.01 - 12.50	11	2,979,712	5.9	6.58	81.5	658
12.51 - 13.00	21	5,553,332	11.0	7.03	79.6	647
13.01 - 13.50	34	7,601,218	15.0	7.13	80.6	671
13.51 - 14.00	49	9,878,110	19.5	7.73	82.1	650
14.01 - 14.50	38	7,934,956	15.7	7.50	80.6	646
14.51 - 15.00	49	8,614,709	17.0	8.12	81.4	636
15.01 - 15.50	18	2,582,743	5.1	8.32	84.5	639
15.51 - 16.00	16	2,045,840	4.0	9.19	78.4	592
16.01 - 16.50	8	759,049	1.5	9.34	83.6	590
16.51 - 17.00	5	310,393	0.6	9.64	83.1	622
17.01 - 17.50	3	227,598	0.4	10.28	77.0	544
17.51 - 18.00	1	67,948	0.1	10.69	80.0	565
18.01 - 20.13	4	168,981	0.3	12.79	65.7	546
Total:	263	50,670,207	100.0	7.64	81.1	648

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
5.70 - 6.00	2	638,124	1.3	6.13	80.0	721
6.01 - 6.50	16	4,633,376	9.1	6.41	79.2	659
6.51 - 7.00	23	6,534,138	12.9	6.86	81.2	674
7.01 - 7.50	52	12,385,442	24.4	7.30	80.7	661
7.51 - 8.00	69	14,891,437	29.4	7.78	81.3	643
8.01 - 8.50	29	4,034,580	8.0	8.24	84.2	643
8.51 - 9.00	39	4,719,571	9.3	8.72	81.3	614
9.01 - 9.50	12	1,117,901	2.2	9.30	84.4	588
9.51 - 10.00	12	1,196,733	2.4	9.75	78.8	583
10.01 - 10.50	4	281,975	0.6	10.28	78.5	572
10.51 - 11.00	1	67,948	0.1	10.69	80.0	565
11.51 - 12.00	1	24,605	0.0	11.60	70.0	532
12.01 - 12.50	1	32,483	0.1	12.50	65.0	570
12.51 - 14.13	2	111,894	0.2	13.14	65.0	543
Total:	263	50,670,207	100.0	7.64	81.1	648

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	3	407,565	0.8	9.11	72.9	575
2.00	99	22,000,688	43.4	7.56	82.8	648
3.00	161	28,261,955	55.8	7.68	79.9	649
Total:	263	50,670,207	100.0	7.64	81.1	648

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	79	11,087,756	21.9	7.74	79.8	655
1.50	106	22,960,776	45.3	7.56	82.6	648
2.00	78	16,621,675	32.8	7.68	79.9	643
Total:	263	50,670,207	100.0	7.64	81.1	648

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	289	52,738,372	96.2	7.68	80.6	649
60	4	1,208,400	2.2	7.30	79.4	646
120	4	892,975	1.6	7.06	82.8	685
Total:	297	54,839,747	100.0	7.66	80.6	649